Exhibit 10.2

Cidara Therapeutics, Inc.
PLACEMENT AGENCY AGREEMENT

May 21, 2018
Citigroup Global Markets Inc.
Cantor Fitzgerald & Co.
As Representatives of the several Placement Agents

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013

c/o Cantor Fitzgerald & Co.
499 Park Avenue
New York, New York 10022

Ladies and Gentlemen:
Introductory. Cidara Therapeutics, Inc., a Delaware corporation (the “Company”), hereby agrees to issue and sell up to an aggregate of $120,000,000 of registered securities of the Company, including registered shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), registered shares of the Company’s preferred stock, par value $0.0001 per share (the “Preferred Stock”) and the shares of Common Stock issuable upon conversion of the Preferred Stock (the “Conversion Shares”), and the Company hereby agrees to issue and sell unregistered warrants to purchase Common Stock (the “Warrants”), and the shares of Common Stock underlying the Warrants (together with the Shares, the Preferred Stock, the Conversion Shares and the Warrants, the “Securities”) directly to various investors (each, an “Investor” and, collectively, the “Investors”) through the several placement agents listed on Schedule A hereto (the “Placement Agents”). Citigroup Global Markets Inc. (“Citigroup”) and Cantor Fitzgerald & Co. (“Cantor”) have agreed to act as representatives (the “Representatives”) of the several placement agents listed Schedule A hereto, and may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering (as defined below).
The Company hereby confirms its agreement with each Placement Agent as follows:
Section 1.     Agreement to Act as Placement Agent.
(a)On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agents shall be the exclusive Placement Agents in connection with the offering and sale by the Company of the Securities from time to time pursuant to (i) the Company’s shelf registration statement on Form S-3 (File No. 333-211472) and (ii) an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof and/or Regulation D thereunder, with the terms of such offering (the “Offering”) to be subject to market conditions and negotiations between the Company and the prospective Investors. The Placement Agents will act on a reasonable best efforts basis and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Securities, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agents or any of their respective “Affiliates” (as defined below) be obligated to underwrite or purchase any of the Securities for its own account or otherwise provide any financing. The Placement Agents shall act solely as the Company’s agent and not as principal. The Placement Agents shall have no authority to bind the Company with respect to any prospective offer to purchase any Securities and the Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer, in whole or in part. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Securities shall be made at one or more closings, as set forth in that certain Subscription Agreement, dated as of May 21, 2018, among the Company and the Investors (the “Subscription Agreement”). The Initial Closing, the Second Closing, the Optional Closing and the Second Shortfall Closing, in each case as defined in the Subscription Agreement, are referred to collectively herein as a “Closing” and the date on which each Closing occurs is referred to herein as a “Closing Date.” As compensation for services rendered, the Company shall pay to the Placement Agents the fees and expenses set forth below:
(i)A cash fee equal to an aggregate of $1,950,000 at the Initial Closing (as defined in the Subscription Agreement).
(ii)Subject to compliance with FINRA Rule 5110(f)(2)(D), the Company also agrees to reimburse Citigroup and Cantor for the reasonable, out-of-pocket expenses, set forth in Section 6 below. Such reimbursement shall be payable immediately upon (but only in the event of) a Closing of the Offering.
(b)The term of the exclusive engagement of the Placement Agents will be until the earlier of (i) the completion of the Offering, (ii) the date that is the twelfth trading day following the date that the Company publically announces topline data from its STRIVE Part B study, or (iii) December 31, 2019; provided, however, that a party hereto may terminate the engagement with respect to itself at any time upon 10 days written notice to the other parties. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification and contribution contained herein and the Company’s obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement, and the Company’s obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof and which are permitted to be reimbursed under FINRA Rule 5110(f)(2)(D), will survive any expiration or termination of this Agreement. Nothing in this Agreement shall be construed to limit the ability of the Placement Agents or their respective Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with Persons (as defined below) other than the Company. As used herein (i) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”).
Section 2.     Representations, Warranties and Covenants of the Company.
The Company hereby represents, warrants and covenants to each Placement Agent, as of the date of this Agreement and as of the Initial Closing Date (as defined in the Subscription Agreement) as follows:
(a)Securities Law Filings. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3, File No. 333-211472, including a base prospectus (the “Base Prospectus”) to be used in connection with the offering and sale of the Shares, Preferred Stock and Conversion Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act, is called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act in connection with the offer and sale of the Shares, Preferred Stock and Conversion Shares is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of any such Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Following the determination of pricing among the Company and the Investors, the Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, a prospectus supplement to the Base Prospectus relating to the terms of the Offering and of the Securities and the plan of distribution thereof (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) and will advise the Placement Agents of all further information (financial and other) with respect to the Company required to be set forth therein. References herein to the Prospectus shall refer to both the Prospectus Supplement and the Base Prospectus components of such prospectus. Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”), if any, which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at any given time, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information that is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be.
(b)Compliance with Registration Requirements. The Registration Statement has become effective under the Securities Act. The Company has complied, to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information, if any. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission. At the time the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “Annual Report”) was filed with the Commission, or, if later, at the time the Registration Statement was originally filed with the Commission, the Company met the then-applicable requirements for use of Form S-3 under the Securities Act. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Base Prospectus and the Prospectus Supplement, at the time they were or hereafter are filed with the Commission, or became effective under the Exchange Act, as the case may be, complied and will comply in all material respects with the requirements of the Exchange Act.
(c)Assurances. The Registration Statement, as amended, (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, and the Prospectus Supplement, each as of its respective date, comply or will comply in all material respects with the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, if any, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations promulgated thereunder, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations promulgated thereunder, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus, or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, that have not been described or filed as required. The Company is eligible to use free writing prospectuses in connection with the Offering pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company will not, without the prior consent of the Representatives, prepare, use or refer to, any free writing prospectus, other than any free writing prospectus listed on Schedule C hereto.
(d)Offering Materials. The Company has delivered, or will as promptly as practicable deliver, to the Placement Agents complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus, and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as each Placement Agent reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Initial Closing Date, any offering material in connection with the offering and sale of the Securities other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

(e)Representations and Warranties Incorporated by Reference. Each of the representations and warranties made pursuant to the Subscription Agreement is hereby incorporated herein by reference (as though fully restated herein) and is hereby made to, and in favor of, the Placement Agents.
Section 3.     Delivery and Payment. Each Closing shall occur at the offices of Citigroup (or at such other place as shall be agreed upon by Citigroup and the Company). Subject to the terms and conditions hereof, at each Closing payment of the purchase price for the Securities sold on such Closing Date shall be made by Federal Funds wire transfer, against delivery of such Securities, and such Securities shall be registered in such name or names and shall be in such denominations, as the Placement Agents may request at least one business day before such Closing Date. Deliveries of the documents with respect to the purchase of the Securities, including the Subscription Agreement, shall be made at the offices of Citigroup. All actions taken at a Closing shall be deemed to have occurred simultaneously.
Section 4.     Covenants and Agreements of the Company.
The Company further covenants and agrees with each Placement Agent as follows:
(a)    Registration Statement Matters. The Company will advise the Placement Agents promptly after it receives notice thereof of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to any Prospectus Supplement or any amended Prospectus Supplement has been filed and will furnish each Placement Agent with copies thereof. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 14 or 15(d) of the Exchange Act subsequent to the date of any Prospectus Supplement and for so long as the delivery of a prospectus is required in connection with the Offering. The Company will advise the Placement Agents, promptly after it receives notice thereof (i) of any request by the Commission to amend the Registration Statement or to amend or supplement any Prospectus Supplement or for additional information, and (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document, if any, or any amendment or supplement thereto or any order preventing or suspending the use of the Base Prospectus or any Prospectus Supplement or any amendment or supplement thereto or any post-effective amendment to the Registration Statement, of the suspension of the qualification of the Shares, Preferred Stock or Conversion Shares for offering or sale in any jurisdiction, of the institution or threatened institution of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or a Prospectus Supplement or for additional information. The Company shall use its best efforts to prevent the issuance of any such stop order or prevention or suspension of such use. If the Commission shall enter any such stop order or order or notice of prevention or suspension at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment, or will file a new registration statement and use its best efforts to have such new registration statement declared effective as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A, 430B and 430C, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) are received in a timely manner by the Commission.
(b)    Blue Sky Compliance. The Company will cooperate with the Placement Agents and the Investors in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions (United States and foreign) as the Placement Agents and the Investors may reasonably request and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, and provided further that the Company shall not be required to produce any new disclosure document other than a Prospectus Supplement. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Placement Agents may reasonably request for distribution of the Securities. The Company will advise the Placement Agents promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities, as applicable, for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.
(c)    Amendments and Supplements to a Prospectus Supplement and Other Matters. The Company will comply with the Securities Act and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the Incorporated Documents and any Prospectus Supplement. If during the period in which a prospectus is required by law to be delivered in connection with the distribution of Securities contemplated by the Incorporated Documents or any Prospectus Supplement (the “Prospectus Delivery Period”), any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Placement Agents, it becomes necessary to amend or supplement the Incorporated Documents or any Prospectus Supplement in order to make the statements therein, in the light of the circumstances under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend or supplement the Incorporated Documents or any Prospectus Supplement or to file under the Exchange Act any Incorporated Document to comply with any law, the Company will promptly prepare and file with the Commission, and furnish at its own expense to the Placement Agents and to dealers, an appropriate amendment to the Registration Statement or supplement to the Registration Statement, the Incorporated Documents or any Prospectus Supplement that is necessary in order to make the statements in the Incorporated Documents and any Prospectus Supplement as so amended or supplemented, in the light of the circumstances under which they were made, as the case may be, not misleading, or so that the Registration Statement, the Incorporated Documents or any Prospectus Supplement, as so amended or supplemented, will comply with law. Before amending the Registration Statement or supplementing the Incorporated Documents or any Prospectus Supplement in connection with the Offering, the Company will furnish the Placement Agents with a copy of such proposed amendment or supplement and will not file any such amendment or supplement to which the Placement Agents reasonably object.
(d)    Copies of any Amendments and Supplements to a Prospectus Supplement. The Company will furnish each Placement Agent, without charge, during the period beginning on the date hereof and ending on the later of the last Closing Date of the Offering, as many copies of the Incorporated Documents and any Prospectus Supplement and any amendments and supplements thereto (including any Incorporated Documents, if any) as each Placement Agent may reasonably request.
(e)    Free Writing Prospectus. Except as listed on Schedule C hereto, the Company covenants that it will not, unless it obtains the prior written consent of the Representatives, make any offer relating to the Securities that would constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act. In the event that the Placement Agents expressly consent in writing to any such free writing prospectus (a “Permitted Free Writing Prospectus”), the Company covenants that it shall (i) treat each Permitted Free Writing Prospectus as a “free writing prospectus”, and (ii) comply with the requirements of Rule 164 and 433 of the Securities Act applicable to such Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.
(f)    Transfer Agent. The Company will maintain, at its expense, a registrar and transfer agent for the Common Stock.
(g)    Earnings Statement. As soon as practicable and in accordance with applicable requirements under the Securities Act, but in any event not later than 18 months after the last Closing Date, the Company will make generally available to its security holders and to the Placement Agents an earnings statement, covering a period of at least 12 consecutive months beginning after the last Closing Date, that satisfies the provisions of Section 11(a) and Rule 158 under the Securities Act.
(h)    Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company will duly file, on a timely basis, with the Commission and the Nasdaq Global Market (the “Nasdaq”) all reports and documents required to be filed under the Exchange Act within the time periods and in the manner required by the Exchange Act.

(i)    Third Party Beneficiary. The Company agrees that each Placement Agent may rely upon, and each is a third party beneficiary of, the representations and warranties, and applicable covenants, set forth in the Subscription Agreement.
(j)    No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.
(k)    Acknowledgment. The Company acknowledges that any advice given by the Placement Agents to the Company is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the prior written consent of the Representatives.
Section 5.    Conditions of the Obligations of the Placement Agents. The respective obligations of the Placement Agents hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof as of the date hereof and as of each Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a)Comfort Letter. On the date hereof, the Representatives shall have received from Ernst & Young LLP, independent registered public accountants for the Company, a letter dated the date hereof addressed to the Representatives, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to placement agents, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Prospectus, and each free writing prospectus, if any.
(b)    Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. For a period from and after the date of this Agreement and through and including the Initial Closing Date and, with respect to any Shares purchased after the Initial Closing Date, the Second Closing Date, the Optional Closing Date and the Second Shortfall Closing Date:
(i)    The Company shall have filed the Prospectus with the Commission (including the information previously omitted from the Registration Statement pursuant to Rule 430B under the

Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information previously omitted from the Registration Statement pursuant to Rule 430B, and such post-effective amendment shall have become effective.
(ii)    No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement shall be in effect, and no proceedings for such purpose shall have been instituted or threatened by the Commission.
(iii)    FINRA shall have raised no objection to the fairness and reasonableness of the placement terms and arrangements.
(c)    No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and through and including the Initial Closing Date, in the judgment of the Representatives there shall not have occurred any Material Adverse Change (as defined in the Subscription Agreement).
(d)    Opinion of Counsel for the Company. On each of the Initial Closing Date, the Second Closing Date, the Optional Closing Date and the Second Shortfall Closing Date the Representatives shall have received the opinion and negative assurance letter of Cooley LLP, counsel for the Company, dated as of such date, in form and substance satisfactory to the Representatives.
(e)    Opinion of Intellectual Property Counsel. On each of the Initial Closing Date, the Second Closing Date, the Optional Closing Date and the Second Shortfall Closing Date the Representatives shall have received the opinion of Clark and Elbing, counsel for the Company with respect to intellectual property matters, dated as of such date, in form and substance satisfactory to the Representatives.
(f)    Opinion of Counsel for the Placement Agents. On each of the Initial Closing Date, the Second Closing Date, the Optional Closing Date and the Second Shortfall Closing Date the Representatives shall have received the opinion and negative assurance letter of Latham & Watkins LLP, counsel for the Representatives in connection with the offer and sale of the Securities, in form and substance satisfactory to the Representatives, dated as of such date.
(g)    Officers’ Certificate. On each of the Initial Closing Date, the Second Closing Date, the Optional Closing Date and the Second Shortfall Closing Date the Representatives shall have received a certificate executed by the Chief Executive Officer or President of the Company and the Chief Financial Officer of the Company, dated as of such date, to the effect set forth in Section 5(b)(ii) and further to the effect that:
(i)    the representations and warranties of the Company set forth in Section 2 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such date; and
(ii)    the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such date.
(h)    Bring-down Comfort Letter. On each of the Initial Closing Date, the Second Closing Date, the Optional Closing Date and the Second Shortfall Closing Date the Representatives shall have received from Ernst & Young LLP, independent registered public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, which letter shall: (i) reaffirm the statements made in the letter furnished by them pursuant to Section 5(a), except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Initial Closing Date, the Second Closing Date, the Optional Closing Date and the Second Shortfall Closing Date, as the case may be; and (ii) cover certain financial information contained in the Prospectus.
(i)    Rule 462(b) Registration Statement. In the event that a Rule 462(b) Registration Statement is filed in connection with the offering contemplated by this Agreement, such Rule 462(b) Registration Statement shall have been filed with the Commission on the date of this Agreement and shall have become effective automatically upon such filing.
(j)    Nasdaq. The Company shall have submitted a listing of additional shares notification form to Nasdaq with respect to the Securities and shall have received no objection thereto from Nasdaq.
(k)    Additional Documents. On or before each of the Initial Closing Date, the Second Closing Date, the Optional Closing Date and the Second Shortfall Closing Date the Representatives and counsel for the Representatives shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representatives and counsel for the Representatives.
If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice from the Representatives to the Company at any time on or prior to the Initial Closing Date and, with respect to any Shares sold after the Initial Closing Date, at any time on or prior to the Second Closing Date, the Optional Closing Date and the Second Shortfall Closing Date, as applicable, which termination shall be without liability on the part of any party to any other party, except that Section 6 (Payment of Expenses), Section 7 (Indemnification and Contribution) and Section 8 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.
Section 6.     Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Shares, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Investors, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Prospectus, each free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and this Agreement, (vi) all filing fees, attorneys’ fees and expenses incurred by the Company or the Placement Agents in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Placement Agents, preparing and printing a “Blue Sky Survey” or memorandum and a “Canadian wrapper”, and any supplements thereto, advising the Placement Agents of such qualifications, registrations and exemptions, in an amount not to exceed $7,500, (vii) the costs, fees and expenses incurred by the Placement Agents in connection with determining their compliance with the rules and regulations of FINRA related to the Placement Agents’ participation in the offering and distribution of the Securities, including any related filing fees and the legal fees of, and disbursements by, counsel to the Placement Agents, in an amount not to exceed $40,000 (excluding filing fees), (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the Placement Agents, employees and officers of the Company and any such consultants, and 50% of the cost of any aircraft chartered in connection with the road show, the remaining 50% of the cost of such aircraft to be paid by the Placement Agents, (ix) the fees and expenses associated with listing the Shares on Nasdaq, and (x) all other fees, costs and expenses of the nature referred to in Item 13 of Part II of the Registration Statement. Except as provided in this Section 6, the Placement Agents shall pay their own expenses, including the fees and disbursements of their counsel and their own travel and lodging expenses.
Section 7.     Indemnification and Contribution. The Company agrees to indemnify the Placement Agents in accordance with the provisions of Schedule B hereto, which is incorporated by reference herein and made a part hereof.
Section 8.     Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, and of the Placement Agents set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agents, the Company, or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities to be sold in the proposed Offering and any termination of this Agreement. A successor to a Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.
Section 9.     Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Placement Agents:    Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013
Facsimile: (646) 291-1469
Attention: General Counsel

and

Cantor Fitzgerald & Co.
499 Park Avenue
New York, NY 10022
Attention: General Counsel
Facsimile: (212) 829-4708

and

Cantor Fitzgerald & Co.
499 Park Avenue
New York, NY 10022
Attention: Head of Investment Banking
Facsimile: (212) 829-4708

with a copy to:    Latham & Watkins LLP
12670 High Bluff Drive
San Diego, California 92130
Facsimile: (858) 523-5450
Attention: Michael Sullivan, Esq.

If to the Company:    Cidara Therapeutics, Inc.
6310 Nancy Ridge Drive, Suite 101
San Diego, California 92121
Attention: Jeff Stein, CEO
with a copy to:    Cooley LLP
4401 Eastgate Mall
San Diego, California 92121
Facsimile: (858) 550-6420
Attention: Charles Bair, Esq.
Any party hereto may change the address for receipt of communications by giving written notice to the others.
Section 10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Placement Agent, and to the benefit of the affiliates, directors, officers, employees, agents and controlling persons referred to in Section 7 hereof, and in each case their respective successors, and personal representatives, and no other person will have any right or obligation hereunder.
Section 11.    Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
Section 12.    Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.
Section 13.    General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.
Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification and contribution provisions of Section 7, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 7 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, each free writing prospectus and the Prospectus (and any amendments and supplements to the foregoing), as contemplated by the Securities Act and the Exchange Act.
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If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,
CIDARA THERAPEUTICS, INC.
By: /s/ Jeffrey L. Stein
Name:    Jeffrey L. Stein
Title:    President & CEO
The foregoing Placement Agency Agreement is hereby confirmed and accepted by the Placement Agents in New York, New York as of the date first above written.

CITIGROUP GLOBAL MARKETS INC.
Acting individually and as a Representative
of the several Placement Agents named in
the attached Schedule A

By:     /s/ Bradley Wolff
Name: Bradley Wolff
Title: Managing Director, Head of West Coast Life Sciences
CANTOR FITZGERALD & CO.
Acting individually and as a Representative
of the several Placement Agents named in
the attached Schedule A

By:     /s/ Sage Kelly
Name: Sage Kelly
Title: Global Head of IB

Schedule A

Placement Agents

Citigroup Global Markets Inc.
Cantor Fitzgerald & Co.

Schedule B

Indemnification

In connection with the engagement of the Placement Agents to assist the Company as described in this Placement Agency Agreement, including modifications or future additions to such engagement and related activities prior to the date of this Agreement (the “engagement”), the Company agrees that it will indemnify and hold harmless the Placement Agents and their respective affiliates and their respective directors, officers, partners, members, agents and employees and each other person controlling any Placement Agent or any of their respective affiliates (each, an “indemnified party”), to the full extent lawful, from and against any losses, expenses, claims or proceedings (collectively, “losses”) (i) related to or arising out of (A) the contents of oral or written information related to this Agreement, the Subscription Agreement, or any transaction or conduct in connection therewith provided by the Company, its affiliates and their respective employees or its other agents, which information either the Company or any Placement Agent provides to any actual or potential buyers, sellers, investors or offerees; (B) any breach of a representation, warranty or covenant by the Company contained in this Agreement; or (C) any other action or failure to act by the Company, its affiliates and their respective employees or its other agents or by the Placement Agents or any indemnified party in accordance with and at the Company’s request or with the Company’s consent, or (ii) otherwise related to or arising out of this Agreement or any transaction or conduct in connection therewith, including, without limitation the Offering, except that this clause (ii) shall not apply with respect to any losses that are finally judicially determined to have resulted primarily and directly from the gross negligence or willful misconduct of such indemnified party. The Company further agrees that no indemnified party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or any of its affiliates, creditors or security holders for or in connection with the engagement or any actual or proposed transactions or other conduct in connection therewith except for losses incurred by the Company that are finally judicially determined to have resulted primarily and directly from the gross negligence or willful misconduct of such indemnified party.
In the event that the foregoing indemnity is unavailable to any indemnified party for any reason (other than pursuant to the exception contained in the first paragraph hereof), the Company agrees to contribute to any losses related to or arising out of the engagement or any transaction or conduct in connection therewith as follows. For losses referred to in clause (i) of the preceding paragraph, the Placement Agents and the Company shall contribute in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by the Placement Agents, on the one hand, and by the Company and its security holders, on the other hand, from the actual or proposed transaction arising in connection with the engagement. For any other losses, and for losses referred to in clause (i) of the preceding paragraph if the allocation provided by the immediately preceding sentence is unavailable for any reason, the Placement Agents and the Company shall contribute in such proportion as is appropriate to reflect not only the relative benefits as set forth above, but also the relative fault of the Placement Agents and the Company in connection with the statements, omissions or other conduct that resulted in such losses, as well as any other relevant equitable considerations. Benefits received (or anticipated to be received) by the Company and its security holders shall be deemed to be equal to the aggregate cash consideration and value of securities or any other property payable, issuable, exchangeable or transferable in such transaction or proposed transaction, and benefits received by the Placement Agents shall be deemed to be equal to the compensation paid by the Company to the Placement Agents in connection with the engagement (exclusive of amounts paid for reimbursement of expenses under this agreement, including this Schedule B, and amounts paid under this Schedule B). Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission or any other alleged conduct relates to information provided by the Company or other conduct by the Company (or its employees or other agents), on the one hand, or by the Placement Agents, on the other hand. The Placement

Agents and the Company agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding anything to the contrary above (other than pursuant to the exception contained in the first paragraph hereof), in no event shall any Placement Agent be responsible under this paragraph for any amounts in excess of the amount of the compensation actually paid by the Company to such Placement Agent in connection with the engagement (exclusive of amounts paid for reimbursement of expenses under this agreement, including this Schedule B, and amounts paid under this Schedule B).

The Company agrees that it will not, without the prior written consent of the Placement Agents, settle any pending or threatened claim or proceeding related to or arising out of the engagement or any actual or proposed transactions or other conduct in connection therewith (whether or not the Placement Agents or any indemnified party is a party to such claim or proceeding) unless such settlement includes a provision unconditionally releasing the Placement Agents and each other indemnified party from all liability in respect of claims by any releasing party related to or arising out of the engagement or any transactions or conduct in connection therewith and does not contain an admission of fault, culpability or failure to act by or on behalf of such indemnified party. The Placement Agents will not settle any claims or actions for which it seeks indemnification or contribution hereunder without the consent of the Company, not to be unreasonably withheld. The Company will also promptly reimburse each indemnified party for all reasonable out of pocket expenses (including reasonable counsel fees and expenses) as they are incurred by such indemnified party in connection with investigating, preparing for, defending, or providing evidence in, any pending or threatened claim or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Placement Agents or any indemnified party is a party to such claim or proceeding) or in enforcing this Schedule B.

The foregoing provisions are in addition to any rights the Company or the Placement Agents may have at common law or otherwise and shall be binding on and inure to the benefit of any successors, assigns, and personal representatives of the Company and each indemnified party. Solely for purposes of enforcing the provisions of this Schedule B, the Company hereby consents to personal jurisdiction, service of process and venue in any court in which any claim or proceeding that is subject to this Schedule B is brought against the Placement Agents. The provisions of this Schedule B shall remain in full force and effect notwithstanding (i) any investigation made by or on behalf of the Placement Agents or (ii) the completion or termination of the engagement.

Schedule C

Free Writing Prospectuses

[None]